JPMorgan Chase & Co. J U N E 1, 2 0 0 5 Jamie Dimon President & Chief Operating Officer 2005 Bernstein Strategic Decisions Conference

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward- looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 and the Quarterly Report on Form 10-Q dated March 31, 2005 of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). The financial information provided in this presentation is presented on a proforma combined-operating basis. The proforma combined historical results represent how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared on a combined basis had the two companies been merged as of the earliest date indicated. Additional information, including reconciliation of the proforma combined- operating numbers to GAAP, can be found on Form 8-K/A furnished to the Securities and Exchange Commission on April 20, 2005. For a description of operating basis, including management's reasons for its use of such measures, see page 25 of the 2004 Annual Report. Disclaimer

$1.2T Total Assets $137B Wholesale Loans (2.11% allowance to loans) $265B Consumer Loans (1.69% allowance to loans) $531B Total Deposits $105B Common Equity $52B Tangible Common Equity $122B in market capitalization Tier 1 capital - 8.6%; Total capital - 11.9% Operations in more than 50 countries 164,400 employees Scale & Financial Strength (3/31/05) 2004 Proforma & 1Q05 Operating Results1 ($B) 1Q05 Operating Revenues by LOB ($B) 1 Operating basis exclude merger costs, the litigation reserve charge and charges related to conforming accounting policies, and presents revenues and credit costs without the effect of credit card securitizations. 2 Net income includes all non-operating charges. Note: Excludes Corporate Sector. Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 IB 4.18 RFS 3.847 Card 3.779 CB 0.85 TSS 1.482 AWM 1.361 Note: Excludes Corporate Sector. Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 IB 1.325 RFS 0.988 Card 0.522 CB 0.243 TSS 0.245 AWM 0.276 1Q05 Operating Earnings by LOB ($B) The new JPMorgan Chase - financial highlights

2005 Priorities 1Q05 Key Statistics (3/31/05) 2004 Proforma & 1Q05 Operating Results ($B) Average loans of $47.5B Allowance for loan losses to average loans of 3.03% Total assets of $567B Total equity of $20B 18,000 employees Sources: Thomson Financial: FY04 and April 2005 YTD, Institutional Investor: 2004 Improve risk productivity Focus on clients and client profitability Invest for future earnings growth Focus on people Emphasize global linkages and partnerships Deliver on technology investments Bureaucracy busting Long Term Aspiration - 20% ROE through the cycle Investment Bank Leadership Positions - Global Rank 1Q05

Credit Risk Active management and mark-to-market of credit risks Independent credit approvals Operating Risk Comprehensive policies and control framework Independent control functions e.g., Finance, Legal Legal & Reputational Risk Client suitability and appropriateness Legal and compliance reviews Market Risk VaR, stress and non statistical limits Model and valuation control Trading Activity Market making Client activity Trading Proprietary risk taking Trading Risk

Derivatives - Credit and Market Risk $66bn derivative receivables MTM2 in line with peer group $57bn exposure net of collateral3 is 86% investment grade 79% of deal population is subject to collateral agreements Maturity profile of average exposure in line with peers Interest rate 0.7 FX 0.12 Equity 0.09 Credit 0.04 Commodity 0.05 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 VaR, stress tests, business specific scenarios are primary measurement tools Fair value adjustments ensure a conservative balance sheet Finance Valuation Control Group primarily responsible for reviewing accuracy of valuations Independent Model Review Group primarily responsible for review and assessment of models Credit risk1 Market risk EITF 02-03 deferrals primarily relate to structured derivatives 1 Data shown as of 12/31/04. As of 3/31/05, derivatives receivables were $60bn and exposure net of collateral was $53bn. 2 Derivative receivables MTM is reported net of cash collateral received under credit support annexes to legally enforceable master netting agreements. 3 Exposure net of collateral is reported net of cash collateral and other highly liquid collateral. Derivative receivables (12/31/04)

>$2B 43.3 >=$1B and <=$2B 18.23 >=$500MM and <$1B 8.37 >=$100MM and <=$500MM 20.52 <$100MM 9.57 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Credit Portfolio Breakdown Exposure Breakdown by Fund NAV Hedge Fund Exposure Overview 1 95% of collateral is cash and treasuries; 5% is highly-rated munis

2005 Priorities 1Q05 Key Statistics (3/31/05) 2004 Proforma & 1Q05 Operating Results1 ($B) Leadership Positions $149B in avg. core deposits 2,517 branches; 17 states; 6,687 ATMs $496B of mortgage loans serviced $67B of avg. home equity loans $27B of mortgage loan originations $53B of avg. auto loans 59,300 employees #2 in deposits1 Top 4 share in 12 of 17 markets1 #4 in Branches #4 in Mortgage origination and servicing #2 in Home equity #1 in Auto finance (non-captive) 1 Includes non-core portfolio actions RFS Achieve merger synergies Right size expense base CSBB Invest in distribution Rebranding rollout Expand cross-sell opportunities Convert infrastructure Home Finance Grow market share in declining market Focus on purchase business, retail originations through branches Auto Focus on risk-based pricing 1 Source: Deposits - FDIC (total deposits) as of June 30, 2004. Long Term Aspiration - CSBB overhead < 60% Retail Financial Services

Home Finance Prime First Mortgage Solid first mortgage business with average origination FICO scores in our held portfolio above 730 and origination LTV's of 71% (prior to any property appreciation). Last year only 4% of our first mortgage originations were I/O and, while that percentage will grow this year (14% through 1Q'05), the credit quality is excellent; to-date in 2005, I/O loan average FICO scores are over 735 with origination LTV's averaging 70%. We have I/O portfolio limits in place and continuously monitor the portfolio and market trends. Home Equity Over one third of our $66 billion in balances are in a first lien position. Our portfolio's average FICO score at booking is above 715, over 730 for originations so far this year, and the average CLTV is 75%. The higher risk segment with FICO scores below 640 and CLTV's of 90% or more is 3.3% of the portfolio. When you look at the 25% in equity at booking, coupled with unused lines, there is almost 40% equity in the portfolio before any price appreciation is considered. We feel we have a solid base of borrowers and a strong equity position in this business. Subprime Mortgage Our subprime mortgage business utilizes granular risk based pricing and we have expanded the product offering very modestly. Most of our competitors in this space are much deeper in the credit spectrum. The higher risk segment with FICO scores below 620 and LTV's of 90% or more is 5.9% of the portfolio. The portfolio is priced for the inherent risk associated with these loans. We have also limited the segments where we allow stated income and have set portfolio limits for the entire subprime business.

Home Finance Risk Profile Credit performance continues to be strong with credit losses favorable to comparable levels the previous two years due to improved credit quality and portfolio business decisions. 2004 Home Finance Statistics 1 I/O originations in 2004 of $6 billion with a weighted average FICO of 738 and LTV of 71%.

Card Services (Managed) 2005 Priorities 1Q05 Key Statistics (3/31/05) 2004 Proforma & 1Q05 Operating Results ($B) Leadership Positions $134B of avg. managed loans $70B of charge volume $125B of merchant processing volume Managed net charge-off ratio of 4.83% 94mm credit cards issued 20,150 employees #1 general purpose credit card issuer #2 credit card issuer #1 merchant acquirer #1 Visa issuer in the world Approximately 850 credit card partnerships Capture merger efficiencies Complete TSYS conversion/Chase portfolio in 3Q05 Complete rebranding Invest in strategic growth initiatives Establish capacity in Private Label 1 Pre-tax return on managed outstandings Long Term Aspiration - 3.5% ROO

The New Chase Brand TV: Checking, Credit Card TV: Credit Card TV: Rebranding Debit Card Credit Cards: RFID, Partners Print

The New Chase Brand - Retail Branch Branch Interior Rebranding Merchandising Branch Interior - Urban Pylon Sign Branch Exterior Banker Apparel

Commercial Banking 2005 Priorities 1Q05 Key Statistics (3/31/04) 2004 Proforma & 1Q05 Operating Results ($B) Leadership Positions $72B of avg. liability balances $50B of loans and leases Nonperforming loans to avg. loans - 0.87% Allowance for loan losses to avg. loans - 2.63% 4,500 employees Operations in 10 of top 15 major metropolitan areas in the U.S. Serves more than 25,000 clients, including corporations, municipalities, financial institutions and not-for-profit entities Accelerate business development through consistent and focused product & client coverage by: Capitalizing on cross-sell opportunities - expanded product sets in IB, TSS and AWM Growing conversion rate of prospects into customers Demonstrating strong credit & control practices Continue integrating systems and services to deliver full range of capabilities Long Term Aspiration - 52% Overhead

Treasury & Securities Services 2005 Priorities 2004 Proforma & 1Q05 Operating Results ($B) Leadership Positions #1 in USD clearing #1 in ACH originations, Chips & Fedwire #1 in assets under custody #1 trustee for U.S. corporate debt #1 ADR bank2 #1 global trustee for CDOs Leader in securities lending 2 Ranking based on market cap under management 1 Includes TS revenues recorded in certain other lines of business and excludes FX revenues recorded in the IB for TSS- related FX activity. Execute the merger Integrate Worldwide Securities Services Focus on efficiency improvements Strengthen core technology and customer service infrastructure Emphasize international opportunities 1Q05 Key Statistics (3/31/05) $155B of avg. liability balances $10.2T of assets under custody $6.7T of Corporate Trust Securities under administration $2.1B in Treasury & Securities Services firmwide revenue1 23,100 employees Long Term Aspiration - 30% Pre-Tax Margin

Asset & Wealth Management 2005 Priorities 1Q05 Key Statistics (3/31/05) 2004 Proforma & 1Q05 Operating Results ($B) Leadership Positions $1.1T of assets under supervision $790B of AUM $326B of mutual fund assets $26B of avg. loans $42B of avg. deposits 79% of customer assets in funds ranked 3 or better1 12,400 employees #1 U.S./ #3 Global Private Bank #2 Global money market asset manager #3 U.S. active asset manager #5 U.S. mutual fund company #2 Offshore fund manager 1 Derived from Morningstar for the U.S.; Micropal for the United Kingdom, Hong Kong and Taiwan; and Nomura for Japan. Integrate Highbridge Private Bank - Invest in 8 new markets globally Private Client Services - Build-out of Northeast; Cross-sell investments Retail - Grow new 401k participants; Build IRA rollover business; Grow third party distribution Institutional - Continued focus on investment performance; Gather new assets Long Term Aspiration - 35% Pre-Tax Margin

Financial Aspirations Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 3Q04 0.12 4Q04 0.13 1Q05 0.27 Goal 0.2 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 3Q04 0.0205 4Q04 0.0245 1Q05 0.0252 Goal 0.035 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 3Q04 0.66 4Q04 0.65 1Q05 0.62 Goal 0.6 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 3Q04 0.26 4Q04 0.31 1Q05 0.32 Goal 0.35 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 3Q04 0.1 4Q04 0.16 1Q05 0.26 Goal 0.3 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 3Q04 0.58 4Q04 0.51 1Q05 0.54 Goal 0.52 Aiming for upper quartile performance in 2007 See appendix for Corporate aspirations

Corporate Private Equity ($mm) Treasury Investment Portfolio2 ($B) Other Corporate Non-performing Loans Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1Q04 89.2 2Q04 85.5 3Q04 65.5 4Q04 63.4 1Q05 65.6 Central expenses net of allocations to LOBs Central tech & ops Corporate staff Other - real estate, pension, etc. One-time items not related to a specific line of business Repositioned Treasury Portfolio in 2004 and at end of 1Q05 2 Average quarterly balances 3 1Q05 end of period balance of $46.9B 1 Total stockholders' equity less goodwill 2004 Proforma & 1Q05 Operating Results ($mm) 3

Financial Discipline Largely in Place Detailed bottoms-up budget with thousands of P&Ls Corporate expense allocation changes effectively complete Expenses above market levels are retained in the Corporate Sector Revenue shares reflecting third party economics largely in place Need to drive continued efficiency Merger saves built into 2005 plan Extensive and continuing analysis of all risk (including earnings at risk) Will drive deeper understanding, increased accountability and better decision making

Creating a Fortress Balance Sheet Strong Tier 1 ratio of 8.6% at 3/31/05 Excess capital generation creates capital flexibility Dividend - 30-40% payout target Stock buyback - $1.3bn in 1Q05 Investments in the business Conformed capital, reserves and risk process Reduced Treasury investment portfolio

Merger Milestones Final card conversion in 3Q (31mm accounts) Texas market integration (Estimated timeframe: 3Q05) and Tri-state market integration Lending platforms Deposit systems Check processing Retail channels Network Merger investments 3/04 - Financial reporting architecture 6/04 - Branding decision 7/04 - Holding company merger 8/04 - Wholesale broker/dealer merger 8/04 - 10/04 - TSYS card conversions 10/04 - Proforma financials - 8K 10/04 - Card bank merger 6/04 - 1/05: HR policies & benefits conformed 11/04 - Merger of lead banks 1/05 - Technology insourcing 1/05 - Merger of payroll & benefit systems 2/05 - Merger of mutual funds 4/05 - Trade finance 4/05 - Began roll-out of branding changes Completed Completed Upcoming 5/05 - Treasury Services clearing conversions 5/05 - Strategic Data Center mainframe migration Currently: Texas conversion code mostly in test

Quality earnings What it takes to run a good business Superior financial reporting; fortress balance sheet; accountability; superior risk management; waste- cutting Tightly controlled capital; appropriate levels of capital; good returns on capital through the cycle from operating businesses Recurring client businesses; sustainable margins and competitive positions; strong franchise Client-focused; high performance standards; driving for efficiencies; investing for growth; integrity; diversity Systems; brand; people; business discipline; elimination of unnecessary bureaucracy Capital management Building the right infrastructure Financial discipline Winning culture

Conclusions Significant progress on merger integration Investments on track -- enhancing future growth Financial aspirations represent upper quartile business performance -- aiming for 2007 Capital markets remain challenging this quarter Consumer business environment remains positive Complete belief in extraordinary businesses and platforms

Appendix

Corporate 1Q05 Operating Results ($mm) Net interest income: Treasury NII drag will diminish over time Other NII is funding cost of assets held in Corporate (private equity, buildings, pension, etc) Non interest income includes private equity gains and Treasury securities gains/losses Long term aspiration - $1.2 billion of private equity gains annually Other corporate: Primarily includes retained expenses and funding costs of corporate assets Long term aspiration - Annual pre-tax income improves by $1 billion from 2005